                                                                    EXHIBIT 10.7





                            CARRIZO OIL & GAS, INC.,
                              a Texas corporation






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                         REGISTRATION RIGHTS AGREEMENT

                                  June 6, 1997

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
                               TABLE OF CONTENTS


                                                                             Page
                                                                             ----
1.       Certain Definitions  . . . . . . . . . . . . . . . . . . . . . . . .  1

2.       Restrictions on Transferability  . . . . . . . . . . . . . . . . . .  3

3.       Restrictive Legend . . . . . . . . . . . . . . . . . . . . . . . . .  3

4.       Notice of Proposed Transfers . . . . . . . . . . . . . . . . . . . .  4

5.       Registration Rights  . . . . . . . . . . . . . . . . . . . . . . . .  4
         5.1     Requested Registration . . . . . . . . . . . . . . . . . . .  4
         5.2     Company Registration . . . . . . . . . . . . . . . . . . . .  7
         5.3     Registration on Form S-3 . . . . . . . . . . . . . . . . . .  8
         5.4     Limitations on Subsequent Registration Rights  . . . . . . . 10
         5.5     Expenses of Registration . . . . . . . . . . . . . . . . . . 10
         5.6     Registration Procedures  . . . . . . . . . . . . . . . . . . 11
         5.7     Indemnification  . . . . . . . . . . . . . . . . . . . . . . 12
         5.8     Certain Agreements of Holders  . . . . . . . . . . . . . . . 15
         5.9     Rule 144 Reporting . . . . . . . . . . . . . . . . . . . . . 16
         5.10    Transfer of Registration Rights  . . . . . . . . . . . . . . 17
         5.11    Lockup Agreement . . . . . . . . . . . . . . . . . . . . . . 17
         5.12    Termination of Registration Rights . . . . . . . . . . . . . 17
         5.13    IPO Registration Waiver.   . . . . . . . . . . . . . . . . . 18

6.       Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
         6.2     Successors and Assigns . . . . . . . . . . . . . . . . . . . 18
         6.3     Effectiveness  . . . . . . . . . . . . . . . . . . . . . . . 18
         6.5     Notices, Etc.  . . . . . . . . . . . . . . . . . . . . . . . 18
         6.6     Delays or Omissions  . . . . . . . . . . . . . . . . . . . . 19
         6.7     Understanding of Agreement . . . . . . . . . . . . . . . . . 19
         6.8     Severability . . . . . . . . . . . . . . . . . . . . . . . . 19
         6.9     Titles and Subtitles . . . . . . . . . . . . . . . . . . . . 19
         6.10    Gender . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
         6.11    Stock Split  . . . . . . . . . . . . . . . . . . . . . . . . 19
         6.12    Counterparts . . . . . . . . . . . . . . . . . . . . . . . . 20

                         REGISTRATION RIGHTS AGREEMENT


    THIS REGISTRATION RIGHTS AGREEMENT is entered into as of the ___ day of June, 1997 by and among Carrizo Oil & Gas, Inc., a Texas corporation (the "Company"), and the shareholders of the company, each of whom has previously purchased securities of the Company and whose names are set forth on Annex A attached hereto (the "Purchasers").

                                    Recitals

         The Purchasers previously purchased all of the currently outstanding shares of Common Stock, as authorized by resolutions of the Board of Directors of the Company dated September 24, 1993 and November 5, 1993 (the "Purchase Authorizations"). The Company has determined that it is in the best interest of the Company to consummate an IPO (as defined herein). In order to induce the Purchasers to amend the Company's certificate of incorporation to increase the authorized number of shares of Common Stock and to take certain steps that will promote the ability of the Company to consummate an IPO, the Company wishes to grant registration rights to the Purchasers and the Purchasers wish to enter into certain agreements with the Company and among themselves as more fully set forth herein.

    NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereby agree as follows:

    1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

    "Combination Transactions" shall have the meaning given to such term in the Combination Agreement dated as of June 6, 1997 among Carrizo Oil & Gas, Inc., Carrizo Production, Inc., Carrizo Partners Ltd., Encinitas Partners Ltd., La Rosa Partners Ltd. and each of the Purchasers.

    "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

    "Common Stock" shall mean the common stock of the Company, par value $.01 per share, and any other securities issued in respect of Common Stock upon any stock split, stock dividend, recapitalization, merger, consolidation, share exchange or similar event.

    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

    "Holder" shall mean any Purchaser holding Registrable Securities and any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 5.10 hereof.

    "Initiating Holders" shall mean any Holder(s) who in the aggregate are Holders of not less than 51% of the then outstanding Registrable Securities.

    "IPO" shall mean the first offering of the Company's securities to the general public registered under a registration statement filed by the Company with the Commission.

    "Outstanding Registrable Securities" means those Registrable Securities that are then outstanding as well as those Registrable Securities, if any, which are issuable upon exercise or conversion (in one or more steps) of securities which are then outstanding.

    "Purchased Shares" shall mean the Common Stock purchased by the Purchasers pursuant to the Purchase Authorizations.

    "Person" means any individual, any foreign or domestic corporation, general partnership, limited partnership, limited liability company, firm, joint venture, association, individual retirement account, joint stock company, trust, estate, unincorporated organization, governmental or regulatory body or other entity.

    "Registrable Securities" shall mean the shares of Common Stock of the Company held by the Purchasers on the date hereof Shares or securities of the Company hereafter acquired by a Holder from the Company (including without limitation, any Common Stock issued to such Purchaser in the Combinations Transactions) or another Holder; provided, however, that securities shall be treated as Registrable Securities only if and only for so long as they are held by a Holder or a permitted transferee pursuant to the terms hereof, and (i) they have not been disposed of pursuant to a registration statement declared effective by the Commission, so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, or
(ii) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act, so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, or (iii) the registration rights as to the Holder of such Registrable Securities have not expired pursuant to Section 5.12.

    The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

    "Registration Expenses" shall mean all expenses, other than Selling Expenses (as defined below), incurred by the Company in complying with Section 5.1, 5.2 or 5.3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) and the reasonable fees and disbursements of one counsel for all Holders.

    "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 3 hereof.

    "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

    "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and, except as set forth above, all fees and disbursements of counsel for any Holder.

    2. Restrictions on Transferability. The Purchased Shares or any other securities issued in respect of the Purchased Shares upon any stock split, stock dividend, recapitalization, merger, consolidation share exchange or similar event shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Purchaser will cause any proposed purchaser, assignee, transferee or pledgee of the Purchased Shares or any other securities issued in respect of the Purchased Shares upon any stock split, stock dividend, recapitalization, merger, consolidation share exchange or similar event held by a Purchaser to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

    3. Restrictive Legend. Each certificate representing the Purchased Shares or any other securities issued in respect of the Purchased Shares upon any stock split, stock dividend, recapitalization, merger, consolidation, share exchange or similar event, shall (unless otherwise permitted by the provisions of Section 4 below) be stamped or otherwise imprinted with a legend noted conspicuously on the certificate substantially in the following form (in addition to any legend required under applicable state securities laws or otherwise):

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO

         REQUIRED APPROVALS FOR TRANSFER AND CERTAIN OTHER RESTRICTIONS ON TRANSFER, ALL OF WHICH RIGHTS, OPTION AND RESTRICTIONS ARE BINDING ON TRANSFEREES. COPIES OF THE AGREEMENT COVERING THE FOREGOING MATTERS AND RESTRICTING THE TRANSFER OF SUCH SHARES MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

    Each Purchaser consents to the Company making a notation on its records and giving instructions to any transfer agent of the Purchased Shares in order to implement the restrictions on transfer established in this Agreement. The Company agrees to keep a copy of this Agreement (as it may from time to time be amended) at its place of business and to make such Agreement subject to the same right of examination by shareholder of the Company, in person or by agent, attorney or accountant, as are the books and records of the Company.

    4. Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 4. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such holder's expense by either (i) a written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act or any state or foreign securities law, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in Section 3 above, except that the first two sentences shall not be required if such transfer is either (i) made pursuant to Rule 144, or (ii) if in the opinion of counsel for such holder and of counsel for the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

    5.   Registration Rights.

         5.1 Requested Registration.

             (a) Request for Registration. In case the Company shall receive from Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to not less than 5% of the shares of Registrable Securities then outstanding, the Company will:

                 (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

                 (ii) as soon as practicable, use its reasonable best lawful efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 5.1:

                           (A)    In any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                           (B)    Prior to six months after the closing date of
the IPO;

                           (C)    During the period starting with the date
sixty (60) days prior to the Company's estimated date of filing of, and ending on the date three (3) months immediately following the effective date of, a Company- initiated registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective (and provided, further, that the Company cannot pursuant to this Section 5.1(a)(ii)(C) or pursuant to Section 5.3(a)(ii)(B) delay implementation of a demand for registration more than once in any 24-month period);

                           (D)    After the Company has effected three such
registrations pursuant to this Section 5.1(a), and such registrations have been declared or ordered effective; or

                           (E)    If the Company shall furnish to such Holders
a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its reasonable best lawful efforts to register, qualify or comply under this Section 5.1 shall be deferred once (with respect to any demand for registration hereunder) for a period not to exceed ninety (90) days from the date of receipt of written request from the Initiating Holders, provided that the Company cannot pursuant to this Section 5.1(a)(ii)(E) or pursuant to Section 5.3(a)(ii)(D) delay implementation of a demand for registration more than once in any 12-month period.

    Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders.

             (b) Underwriting.  In the event that a registration pursuant to
Section 5.1 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to
Section 5.1(a)(i). In such event, the right of any Holder to registration pursuant to Section 5.1 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 5.1, and the inclusion of such Holder's Registrable Securities, as the case may be, in the underwriting to the extent requested shall be limited to the extent provided herein.

    The Company shall (together with all Holders and other holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders, but subject to the Company's reasonable approval. Notwithstanding any other provision of this Section 5.1, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the Registrable Securities to be included in such registration and underwriting (provided that securities of other securityholders are not included therein). In the event of a limitation on the number of Registrable Securities to be included in a registration, then the Company shall so advise all Holders and the number of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of Registrable Securities in accordance with the above provisions, the Company or the underwriters may round the number of Registrable Securities allocated to any Holder to the nearest 100 shares.

    If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to

180 days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

             (c) The Company shall not register securities for sale for its own account in any registration requested pursuant to this Section 5.1 unless permitted to do so by the written consent of Holders who hold at least 2/3 of the Registrable Securities as to which registration has been requested or unless the underwriter shall indicate in writing to the Initiating Holders that the inclusion of the shares to be sold for the account of the Company will not adversely affect the registration, the price of the shares to be sold and the number of shares to be sold for the account of the Holders. The Company may not cause any other registration of securities for sale for its own account (other than a registration effected solely to implement an employee benefit plan or stock option plan or a transaction contemplated by Rule 145 of the Commission) to be initiated after a registration requested pursuant to Section
5.1 and to become effective less than 90 days after the effective date of any registration requested pursuant to Section 5.1.

         5.2 Company Registration.

             (a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (x) a registration relating solely to employee benefit plans, or (y) a registration relating solely to a Commission Rule 145 transaction, the Company will:

                 (i)       promptly give to each Holder written notice thereof;
and

                 (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Holder.

             (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 5.2(a)(i) . In such event the right of any Holder to registration pursuant to Section 5.2 shall be conditioned upon such Holder's participation in such underwriting, and the inclusion of Registrable Securities in the underwriting shall be limited to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 5.2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriters may exclude some or all Registrable Securities from such registration and underwriting (provided that securities of other securityholders are similarly excluded. In the event of a limitation (or elimination) on the number of Registrable Securities and other securities to be included in a registration, the Company shall so advise all Holders and any other holders requesting to distribute their securities through such underwriting pursuant to piggy-back registration rights and the number of Registrable Securities and other such securities that may be included in the registration and underwriting shall be allocated among all Holders thereof and such other holders in proportion, as nearly as practicable, to the respective amounts of securities requested to be included in such registration. To facilitate the allocation of Registrable Securities in accordance with the above provisions, the Company may round the number of Registrable Securities and other securities allocated to any Holder or other holder to the nearest 100 shares. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 180 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

             (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 5.2 prior to or after the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

         5.3 Registration on Form S-3.

             (a) In addition to the registration rights provided in Sections
5.1 and 5.2, if the Company shall receive from Initiating Holders a written request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering by selling Holders the Company will:

                 (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

                 (ii) as soon as practicable, use its best lawful efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities and of any Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 5.3:

                           (A)    In any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                           (B)    During the period starting with the date
sixty (60) days prior to the Company's estimated date of filing of, and ending on the date three (3) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective (and provided, further, that the Company cannot pursuant to this Section 5.3(a)(ii)(B) or pursuant to Section 5.1(a)(ii)(C) delay implementation of a demand for registration more than once in any 24-month period);

                           (C)    After the Company has effected three such
registrations pursuant to this Section 5.3(a), and such registrations have been declared or ordered effective; or

                           (D)    If the Company shall furnish to such Holders
a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its reasonable best lawful efforts to register, qualify or comply under this Section 5.3 shall be deferred once (with respect to any demand for registration hereunder) for a period not to exceed ninety (90) days from the date of receipt of written request for registration; provided, however, that the Company cannot pursuant to this
Section 5.3(a)(ii)(D) or pursuant to Section 5.1(a)(ii)(E) delay implementation of a demand for registration more than once in any 12-month period.

    Subject to the foregoing clauses (A) through (D), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as reasonably practicable, after receipt of the request or requests for registration.

             (b) Underwriting.  In the event that a registration pursuant to
Section 5.3 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to
Section 5.3(a)(i). In such event, the right of any Holder to registration pursuant to Section 5.3 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 5.3, and the inclusion of such Holder's Registrable Securities, as the case may be, in the underwriting to the extent requested shall be limited to the extent provided herein.

    The Company shall (together with all Holders and other holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders, but subject to the Company's reasonable approval. Notwithstanding any other provision of this Section 5.3, if the managing underwriter determines that marketing factors require a limitation of the number of Registrable Securities to be underwritten, the underwriters may limit the

Registrable Securities to be included in such registration and underwriting (provided that securities of other securityholders are not included therein). In the event of a limitation on the number of Registrable Securities to be included in a registration, the Company shall so advise all Holders, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of Registrable Securities in accordance with the above provisions, the Company or the underwriters may round the number of Registrable Securities allocated to any Holder to the nearest 100 shares.

    If any Holder disapproves of the terms of the underwriting, such Person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities so withdrawn shall also be withdrawn from registration, and such securities shall not be transferred in a public distribution prior to 180 days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

             (c) The Company shall not register securities for sale for its own account in any registration requested pursuant to this Section 5.3 unless permitted to do so by the written consent of Holders who hold at least 2/3 of the Registrable Securities as to which registration has been requested or unless the underwriter shall indicate in writing to the Initiating Holders that the inclusion of the shares to be sold for the account of the Company will not adversely affect the registration, the price of the shares to be sold and the number of shares to be sold for the account of the Holders. The Company may not cause any other registration of securities for sale for its own account (other than a registration effected solely to implement an employee benefit plan or stock option plan or a transaction contemplated by Rule 145 of the Commission) to be initiated after a registration requested pursuant to Section
5.3 and to become effective less than 90 days after the effective date of any registration requested pursuant to Section 5.3

         5.4 Limitations on Subsequent Registration Rights.

             (a) Within the limitations prescribed by this Section 5.4(a), but not otherwise, the Company may grant to subsequent investors in the Company registration rights such as those provided in Section 5.2. Such rights may only pertain to shares of Common Stock, including shares of Common Stock into which any other securities may be converted. Such rights may be granted with respect to (i) registrations requested pursuant to Section 5.1 or 5.3, but only in respect of that portion of any such registration as remains after inclusion of all Registrable Securities requested by Holders to be included in such registration and (ii) registrations initiated by the Company, provided that such rights shall be limited in all cases to sharing pro rata in the available portion of the registration in question with Holders, such sharing to be based on the number of shares of Common Stock held by the respective Holders and held by such other investors, plus the number of shares of Common Stock into which other securities held by the Holders and such other investors are convertible, which are entitled to registration rights.

             (b) The Company may not grant to subsequent investors in the Company rights of registration upon request (such as those provided in Section 5.1) unless (i) such rights are limited to shares of Common Stock and (ii) all Holders are given the right to participate in registrations requested by such subsequent investors (but subject to the right of priority of registration for such subsequent investors), such participation to be on the pro rata basis described in Section 5.4(a), provided that no demand registration is permitted which could result in such registration statement being declared effective prior to either of the two demand registrations granted in Section 5.1 hereof.

         5.5 Expenses of Registration. All Registration Expenses incurred in connection with the registrations pursuant to Section 5.1, Section 5.2 and
Section 5.3 shall be borne by the Company. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders or other holders registering securities shall be borne by the Holders or holders of such securities pro rata on the basis of the number of shares so registered.

         5.6 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

             (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best lawful efforts to cause such registration statement to become and remain effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

             (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

             (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

             (d) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

             (e) Cause all such Registrable Securities registered pursuant hereto to be listed on each securities exchange or quoted on a quotation system on which similar securities issued by the Company are then listed or quoted;

             (f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

             (g) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

             (h) If requested by Holders of 50% of all of the Registrable Securities that are being registered in such registration, furnish to each prospective seller a signed counterpart, a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration and closing) in "comfort" letters delivered to the underwriters in underwritten public offerings of securities.

         5.7 Indemnification.

             (a) To the extent permitted by law, the Company will indemnify each Holder, each of its officers and directors, partners and legal counsel and each Person controlling such

Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each Person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions or proceedings in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, partners and legal counsel and each Person controlling such Holder, each such underwriter and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing, settling or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by such Holder, controlling Person or underwriter and stated to be specifically for use therein. Notwithstanding the foregoing, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Commission, the indemnity agreement herein shall not inure to the benefit of any underwriter if a copy of the final prospectus filed pursuant to Rule 424(b) was not furnished to the Person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

             (b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers and legal counsel, each underwriter, if any, of the Company's securities covered by such a registration statement, each Person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each Person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, legal counsel, Persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited in an amount equal to the net proceeds from the sale of the sold by such Holder. In addition, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed pursuant to Rule 424(b) of the Commission, the indemnity agreement herein shall not inure to the benefit of the Company, any underwriter or (if there is no underwriter) any Holder if a copy of the final prospectus filed pursuant to Rule 424(b) was not furnished to the Person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

             (c) Each party entitled to indemnification under this Section 5.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party shall consent to entry of any judgment or enter into any settlement without the consent of each Indemnifying Party (which consent shall not be unreasonably withheld). Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

             (d) If the indemnification provided for in this Section 5.7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages, expenses or liabilities referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, expenses or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and all shareholders offering securities in the offering (the "Selling Shareholders") on the other in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and the Selling Shareholders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Selling Shareholders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Shareholders agree that it would not be just and equitable if contribution pursuant to this Section 5.7(d) were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5.7(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, expenses and liabilities referred to above in this Section 5.7(d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions of Section 5.7(c) hereof. Notwithstanding the provisions of this Section 5.7(d), no Selling Shareholder shall be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the proceeds received by such Selling Shareholder. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

             (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

         5.8 Certain Agreements of Holders.

             (a) The Holder(s) included in any registration shall furnish to the Company such information regarding such Holder(s), the Registrable Securities and the distribution proposed by such Holder(s), as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in Section 5.

             (b) The failure of any Holder(s) to be included in a registration to furnish the information requested pursuant to Section 5.8(a) shall not affect the obligation of the Company under Section 5 to the remaining Holder(s) who furnish such information unless, in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the legality of the registration statement or the underlying offering.

             (c) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to such Holder, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statements contemplated by this Agreement until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

             (d) Each Holder agrees to notify the Company, at any time when a prospectus relating to the registration statement contemplated by this Agreement is required to be delivered by it under the Act, of the occurrence of any event relating to such Holder which requires the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading relating to such Holder, and such Holder shall promptly make available to the Company information necessary to enable the Company to prepare any such supplement or amendment. Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such registration statement that constitutes a violation of Rule 10(b)6 under the Exchange Act or any other applicable rule, regulation or law.

             (c) Each Holder acknowledges and agrees that in the event of sales under a shelf registration statement pursuant to this Agreement, (1) the Registrable Securities sold pursuant to such registration statement are not transferable on the books of the Company unless the share certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (A) the Registrable Securities have been sold in accordance with such registration statement and (B) the requirement of delivering a current prospectus has been satisfied and (2) such Holder will not effect any public sale or distribution of Registrable Securities pursuant to such shelf registration statement pursuant to this Agreement at any time that the Company shall have advised the Holders in writing that the sale by such Holders pursuant to such shelf registration could reasonably be expected to adversely affect, or require the premature disclosure of any proposed acquisition, disposition or other transaction involving the Company; provided, however, the Company may not restrict any such sales unless at least five (5) days' prior written notice is provided to each Holder and provided further the Company may not restrict sales by Holders for a total of more than 60 (sixty) days during any one year period.

         5.9 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best lawful efforts to:

             (a) Make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after 90 days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public.

             (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

             (c) So long as a Holder owns any Restricted Securities, furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time from and after 90 days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

         5.10 Transfer of Registration Rights. The rights granted to a Holder under Section 5 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Holder provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, (ii) such assignee or transferee acquires at least the lesser of (a) one-half of the number of Registrable Securities originally held by the Holder that owned such Registrable Securities on the date hereof and (b) Registrable Securities consisting of 100,000 (subject to appropriate adjustment for any other stock splits, dividends, subdivisions, combinations, recapitalizations and the like) and (iii) the Holder notifies the Company in writing of the transfer or assignment, stating the name and the address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned and the assignee or transferee agrees in writing to be bound by the provisions of this Agreement.

         5.11 Lockup Agreement. In consideration for the Company's agreeing to its obligations under this Agreement, each Holder hereby agrees in connection with any registration of the Company's securities other than (x) a registration relating solely to employee benefit plans, or (y) a registration relating solely to a transaction contemplated by Rule 145 of the Commission (whether or not the Holder's Registrable Securities are included in a registration statement pursuant thereto, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) other than intra-family transfers and transfer to trusts for estate planning purposes without the prior written consent of the Company or underwriters managing the offering, as the case may be, in the case of (i) an IPO, during such period of time from the effective date of such registration as the underwriters may specify (not to exceed one year) and, (ii), all other registrations above, during the 90-day period beginning on the effective date of a registration statement filed pursuant hereto; provided, however, that such Holder shall be relieved of its obligations under this Section 5.11 unless all executive officers and directors of the Company enter into similar agreements. Each Holder hereby agrees that, upon the request of the Company or the underwriters, it will confirm in writing the provisions of this Section 5.11. The Company may impose stock-transfer instructions with respect to securities subject to the foregoing restriction until the end of said restriction.

         5.12 Termination of Registration Rights. The registration rights granted pursuant to this Agreement shall terminate as to any Holder at the later of (i) one year after the closing of the IPO or (ii) at such time as such Holder may sell under Rule 144 (which shall include sales pursuant to Rule 701(c)(3)) in a three-month period all Registrable Securities then held by such Holder.

         5.13 IPO Registration Waiver. Notwithstanding anything to the contrary contained in this Agreement, each Holder agrees that, as to any of such Holder's Registrable Securities, it waives any right to notice of or inclusion in, any registration that is made for an IPO. Although the preceding sentence may be waived by the Company, any such waiver must be made pro rata as to all Holders based on the number of Registrable Securities held by each Holder.

    6.   Miscellaneous.

         6.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE INTERNAL LAWS OF THE STATE OF TEXAS.

         6.2 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         6.3 Effectiveness. This Agreement shall become effective upon its execution by each Purchaser.

         6.4 Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided further, however, that any provisions hereof may be amended, waived, discharged or terminated upon the written consent of the Company and the holders of a majority in interest of the aggregate of the then outstanding Registrable Securities.

         6.5 Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, including Federal Express or similar courier service, or by facsimile transmission addressed (a) if to a Purchaser, at such Purchaser's address and/or telefax number set forth in Annex A attached hereto, or at such other address as such Purchaser shall have furnished to the Company in writing, or (b) if to the Company, to Carrizo Oil & Gas, Inc., 14811 St. Mary's Lane, Suite 148, Houston, Texas 77079, Attn: President; telefax number (281) 496-0884, or at such other address as the Company shall have furnished to the Holders.

         Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or five days after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or, if sent by courier, on the next business day following the day of dispatch or sent by facsimile transmission, on the date of such transmission if confirmation of such transmission is received.

         6.6 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party upon any breach or default of another party the Company under this Agreement shall impair any such right, power or remedy of such party that is not in breach or default nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

         6.7 Understanding of Agreement. Each Person signing this Agreement acknowledges:

         (a) that he was urged by the other parties to secure legal counsel in connection with this Agreement;

         (b) has carefully read and understood the provisions of this Agreement;

         (c) he has given informed consent to this Agreement and was not subjected to fraud, duress, or overreaching.

         6.8 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

         6.9 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

         6.10 Gender. As used herein, masculine pronouns shall include the feminine and neuter, neuter pronouns shall include the masculine and the feminine.

         6.11 Stock Split. This Agreement takes into account the Encinitas 521 for 1 stock split expected to be effected by the Company in June 1997. In the event the Company shall declare any other stock split, stock dividend or other distribution of securities in respect of, or issue in replacement of or exchange for, other , (a) such new that are received by the holder of such original securities shall be subject to this agreement, and the provisions of this agreement providing for calculations based on the number of securities shall include the new securities issued in respect of the original securities, and (b) the number of securities shall be equitably adjusted as appropriate to give effect to such event.

         6.12 Shares from Combination Transactions. Notwithstanding anything to the contrary contained herein, in any registration effected hereunder, no Holder shall be entitled to include any Registrable Securities that were received pursuant to any of the Combination Transactions until the expiration of a period ending on the one year anniversary of the closing of the Combination Transactions.

         6.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, the undersigned or each of their respective duly authorized officers or representatives have executed this agreement effective upon the date first set forth above.


                              "COMPANY"
                              CARRIZO OIL & GAS, INC.



                              By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------



                              "PURCHASERS"



                              --------------------------------------------------
                              Douglas A.P. Hamilton



                              --------------------------------------------------
                              Paul B. Loyd, Jr.



                              --------------------------------------------------
                              Steven A. Webster



                              --------------------------------------------------
                              Frank A. Wojtek



                              --------------------------------------------------
                              Sylvester P. Johnson IV


                              DAPHAM PARTNERSHIP L.P.



                              By:
                                  ----------------------------------------------
                                  Kenneth Huff
                                  General Partner

                                                                         ANNEX A



                                   PURCHASERS



Douglas A.P. Hamilton
14811 St. Mary's Lane
Suite 148
Houston, Texas 77079

Paul B. Loyd, Jr.
14811 St. Mary's Lane
Suite 148
Houston, Texas 77079

Steven A. Webster
14811 St. Mary's Lane
Suite 148
Houston, Texas 77079

Frank A. Wojtek
14811 St. Mary's Lane
Suite 148
Houston, Texas 77079

Sylvester P. Johnson IV
14811 St. Mary's Lane
Suite 148
Houston, Texas 77079

DAPHAM Partnership L.P.
14811 St. Mary's Lane
Suite 148
Houston, Texas  77079





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